INVESTOR UPDATE JUNE 2017 City Center (White Plains, NY) Eddy Street Commons (South Bend, IN)

© 2017 Kite Realty Group kiterealty.com Investor Update | 2 COMPANY SNAPSHOT KITE REALTY GROUP TRUST Note: Unless otherwise indicated, the source of all data contained herein is publicly available information that has been filed with the Securities & Exchange Commission as of Q1’17. 1.) Source: SNL; Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the security price. 2.) Demographic data source: STI: Popstats. 3.) 3-R properties are assets that are in the process of being redeveloped, repositioned, or repurposed, as described in our Quarterly Financial Supplement. Number of Properties 120 Number of States 20 Total GLA (SF) 24mm Total Retail Operating Leased 95.2% Retail Operating Shop Leased 88.6% Annualized Base Rent (ABR) Per SF, Including 3-R Properties $15.99 Average Center Size (SF) ~200,000 Portfolio Demographics (2) Average Household Income 3 Mile: $85,500 5 Mile: $85,000 Population 3 Mile: 68,000 5 Mile: 168,000 PORTFOLIO SUMMARY

© 2017 Kite Realty Group kiterealty.com Investor Update | 3 KITE’S CORE STRATEGY INTERTWINED IN ALL ASPECTS HIGH-QUALITY PORTFOLIO OPERATIONS AND GROWTH OPPORTUNITIES INVESTMENT GRADE BALANCE SHEET  Need-based and value oriented retailers  93% internet resistant / omni-channel  Over 70% ABR coming from top 50 MSAs  Highly-trafficked centers; over 67% of assets grocery anchored  Net seller in 2017 of non- core assets which will improve overall asset quality  Enhancing assets via the 3- Rs; Redevelop, Reposition, Repurpose  Driving internal growth from concentrated management of our operating portfolio and selected redevelopment projects  Top-tier operating metrics  Historical same-property NOI growth of 4.2% since 2013  $40-$45mm in annual free cash flow  Only $83mm in debt maturities through 2020  7% floating rate debt exposure  Debt service coverage of 3.5x  Target net debt / adjusted EBITDA of low 6x KITE’S CORE STRATEGY IS THE FOUNDATION FOR ACHIEVING SUCCESS IN THE FOLLOWING AREAS:

© 2017 Kite Realty Group kiterealty.com Investor Update | 4 KRG PROVIDES ATTRACTIVE INVESTMENT OPPORTUNITY 1.) 2017E FFO per share refers to consensus estimates for companies as of May 2017 per FactSet, which may not reflect the Company’s or the applicable peer company’s estimates. FFO Payout Ratio calculated as dividends divided by 2017E FFO, on a per share basis. 59.3% CDR BRX KRG REG WRI RPAI RPT ROIC FRT DDR AKR KIM Peer Group Median 64.7% DIVIDEND VS. 2017E FFO (1) MODEST FFO PAYOUT RATIO SUPPORTS FUTURE DIVIDEND INCREASES DISCOUNTED MULTIPLE PROVIDES ATTRACTIVE OPPORTUNITY 9.3X DDR BRX CDR KRG RPT KIM RPAI WRI ROIC REG AKR FRT Peer Group Median 12.5x PRICE VS. 2017E FFO (1)

© 2017 Kite Realty Group kiterealty.com Investor Update | 5 KITE’S TRADING MULTIPLE DOES NOT REFLECT ITS STRONG, CONSISTENT OPERATIONAL PERFORMANCE 5.3% 4.6% 4.2% 3.5% 3.3% 3.3% 3.2% 3.0% 2.9% 2.7% 2.4% ROIC AKR KRG REG RPAI BRX WRI FRT DDR RPT KIM QUARTERLY AVERAGE SPNOI GROWTH FROM Q1’13-Q1’17 (1) Peer Average 3.4% 1.) Figures exclude redevelopments, when information is available, averaged on a quarterly basis from supplemental data for Q1’13-Q1’17. 2.) 2017E FFO per share refers to consensus estimates for companies as of May 2017 per FactSet, which may not reflect the Company’s or the applicable peer company’s estimates. FFO Payout Ratio calculated as dividends divided by 2017E FFO, on a per share basis. 17.5X 18.8X 17.7X 12.5X 8.9X 12.9X 21.6X 8.1X 9.6X 12.1X 2017E FFO MULTIPLE 9.3X (2)

© 2017 Kite Realty Group kiterealty.com Investor Update | 6 TENANT TAKEAWAYS FROM LAS VEGAS ICSC RECAP FROM CONFERENCE  195 SCHEDULED MEETINGS WITH RETAILERS, NOT INCLUDING IMPROMPTU OR UNSCHEDULED MEETINGS  RETAILERS ARE CONTINUING TO OPEN STORES, SOME WITH AGGRESSIVE PLANS  CONTINUED FOCUS ON THE DISCOUNT SECTOR, FOOD/RESTAURANTS, FITNESS, AND EXPERIENTIAL/ENTERTAINMENT CONCEPTS EXAMPLES OF TENANTS WITH EXPANSION PLANS

HIGH-QUALITY PORTFOLIO

© 2017 Kite Realty Group kiterealty.com Investor Update | 8 WELL-POSITIONED REAL ESTATE WITH A GEOGRAPHICALLY DIVERSE FOOTPRINT West: 12.2% of ABR $23.55 ABR / SF Mid-Central: 17.6% of ABR $15.38 ABR / SF Florida: 24.1% of ABR $14.89 ABR / SF Southeast: 17.8% of ABR $14.28 ABR / SF Northeast: 11.1% of ABR $24.14 ABR / SF Midwest: 17.4% of ABR $13.57 ABR / SF LOCAL PRESENCE IN TARGET MARKETS

© 2017 Kite Realty Group kiterealty.com Investor Update | 9 FOCUS ON CREDIT STRENGTH AND HIGH-QUALITY TENANTS STRONG MIX OF TENANTS ACROSS OUR DIVERSIFIED PORTFOLIO Top 10 Tenants By ABR # Stores % ABR 1 Publix 15 2.7% 2 TJ Maxx 22 2.5% 3 Petsmart 20 2.2% 4 Bed Bath & Beyond 19 2.2% 5 Ross Dress For Less 19 2.2% 6 Lowe’s 5 1.8% 7 Office Depot / Max 16 1.6% 8 Dick’s Sporting Goods 8 1.5% 9 Ascena 34 1.5% 10 Michaels 14 1.4% Total 172 19.6% INVESTMENT GRADE RATED TOP TENANTS 2017 LEASE ACTIVITY EXAMPLES

© 2017 Kite Realty Group kiterealty.com Investor Update | 10 DIVERSE TENANT BASE LEAVES MINIMAL EXPOSURE TO STORE CLOSURES TOTAL ANNOUNCED CLOSURES CURRENT KRG CLOSURES AS OF 5/31/17 ABR EXPOSURETENANT Gander Mountain 32 1 0.1% TBD HH Gregg 220 1 0.1% 1 JCPenney 138 3 0.1% None Kmart / Sears 108 / 42 1 / 2 0.3% / 0.2% None Macy’s 68 1 0.1% None Marsh Supermarkets 18 1 0.4% 1 Payless 389 9 0.3% TBD Rue 21 400 8 0.2% TBD NO EXPOSURE TO THE FOLLOWING RETAILERS THAT HAVE FILED BANKRUPTCY OR HAVE ANNOUNCED STORES CLOSING Abercrombie & Fitch, American Apparel, BCBG, bebe, Dillard’s, Eastern Outfitters, Guess, Wet Seal NUMBER OF KRG LOCATIONS Note: Company has 34 Ascena stores representing 1.5% of ABR: Ann Taylor (5), Catherine's (2), Dress Barn (11), Justice (5), Lane Bryant (7), and Maurices (4). No announced closings.

© 2017 Kite Realty Group kiterealty.com Investor Update | 11 NECESSITY FOCUSED RETAIL PORTFOLIO 67% OF ABR GENERATED FROM ASSETS ANCHORED WITH A GROCER (1) Unanchored Strip, 1% Commercial, 3% Lifestyle Center, 3% Non-Grocer Strip, 4% Power Center (No Grocer), 22% Grocer, 31% Power Center (w/Grocer), 36% 3 or more anchors over 20K SF in addition to grocer 3 or more anchors over 20K SF No more than two anchors over 20K SF in addition to grocer 1.) Grocer includes traditional grocers, specialty grocers, and big box retailers that have a grocery component.

© 2017 Kite Realty Group kiterealty.com Investor Update | 12 INTERNET RESISTANT 52.6% SERVICES, ENTERTAINMENT 21.7% GROCER, SPECIALTY STORES 14.6% RESTAURANTS 16.3% MULTI-CHANNEL 40.4% SOFT GOODS 15.1% HOME IMPROVEMENT GOODS 11.5% DISCOUNT RETAILERS 10.6% SPORTING GOODS 3.2% INTERNET RISK 7.0% ELECTRONICS / BOOKS 4.8% OFFICE SUPPLIES 2.2% INTERNET RESISTANT RETAILER BASE 1.) Apparel tenants comprise 63.8% of soft goods and 95.3% of discount retailers. Internet Resistant, 52.6% Multi- Channel, 40.4% Internet Risk, 7.0% TENANT TYPE COMPOSITION BY ABR WELL-POSITIONED TO MANAGE EVOLVING CONSUMER PREFERENCES WITH EXPERIENTIAL TENANTS Kite’s tenant base is 80% non-apparel (1) and 93% internet resistant / multi-channel

OPERATIONS AND GROWTH OPPORTUNITIES

© 2017 Kite Realty Group kiterealty.com Investor Update | 14 INTERNAL NOI GROWTH OPPORTUNITIES 2017 expected same-property NOI growth of 2-3% with additional growth from our current development pipeline and future 3-R projects Operating Properties  Positive cash rent spread on non-option renewals – goal of 8-10%  Lease-up opportunities  Increase shop occupancy to 90%  Operating expense savings  Overage rent increases  Ancillary income increases Current Development / Redevelopment Pipeline  Complete and stabilize development and 3-R projects in process  Projected annualized 2017/2018 cash NOI of $8.7mm  Two current development projects totaling $91mm with $86mm incurred to date  Nine current 3-R projects totaling $60.5mm-68.0mm with a targeted yield of 9%- 10% Future 3-R Projects  Nine future projects with a total cost of $75-$95mm  Projected annualized returns of 9%-11%

© 2017 Kite Realty Group kiterealty.com Investor Update | 15 RENTAL STREAM IS WELL-BALANCED BETWEEN ANCHORS AND SHOPS 33% 39% 44% 45% 50% 54% 55% 56% 59% 63% AKR ROIC WRI REG FRT KRG RPAI BRX KIM DDR ANCHOR TENANT ABR AS A PERCENTAGE OF TOTAL PORTFOLIO ABR (1) (2) 1.) Peer data sourced from publicly available information as of Q1’17 supplemental. KRG figures include redevelopments. 2.) Anchor tenant defined as ≥ 10,000 square feet.

© 2017 Kite Realty Group kiterealty.com Investor Update | 16 SMALL SHOP LEASING – AN OPPORTUNITY FOR GROWTH 75.4% 78.2% 79.9% 83.3% 85.6% 85.9% 87.7% 88.6% 90.0% Q 1' 10 Q 1 '1 1 Q 1' 12 Q 1' 13 Q 1' 14 Q 1' 15 Q 1 '1 6 Q 1' 17 G O A L +17.5% GROWTH FROM Q1’10-Q1’17 ~30% of small shop ABR derived from Service Related tenants, including Beauty, Health & Fitness, and Recreational Centers Small shop tenant base is 87% non- apparel related; of the 40 shop openings in Q1’17, only 2 were apparel related 1.) KRG Supplementals Q1’10 through Q1’17.

© 2017 Kite Realty Group kiterealty.com Investor Update | 17 OPERATING EFFICIENCY METRICS 4.0% 4.6% 5.9% 7.2% 7.3% 7.7% 8.5% 8.7% 9.0% 13.4% FRT WRI KRG BRX ROIC RPAI KIM RPT REG DDR G&A / Revenue (%) 76.4% 75.0% 74.5% 73.9% 73.3% 72.1% 71.6% 70.9% 69.0% 68.1% KIM BRX KRG REG ROIC RPT DDR RPAI WRI FRT NOI Margin (%) KRG consistently ranks in top tier among peers for efficiency Source: Peer data reflects trailing four quarters average as of Q1’17. Reflects pro rata income statement figures.

IN-PROCESS 3-R PROJECTS & OPPORTUNITES

3-R PLATFORM

- **Redevelop:** substantial renovations; e.g. teardowns, remerchandising, exterior / interior improvements
- **Repurpose:** substantial alterations, including changing the product-type
- **Reposition:** less substantial asset enhancements, generally $5mm or less of investment


PETSMART

Tarpon Bay Plaza (FL)

IN-PROCESS 3-R PROJECTS AND OPPORTUNITIES

Nine In-Process Projects; Est. Cost: $60.5mm-$68.0mm

EST. STABILIZATION PERIOD

2017

- Bolton Plaza, Phase II
- Centennial Gateway
- Market Street Village
- Northdale Promenade
- Trussville Promenade

2018

- Burnt Store Promenade
- City Center
- Fishers Station
- Portofino Shopping Center, Phase II

Nine 3-R Opportunities; Est. Cost: $75.0mm-$95.0mm


79%
Redevelopment (58%) / Repurpose (21%)
Reposition
21%

Targeted Return: 9.0%-11.0%

© 2017 Kite Realty Group kiterealty.com
KITE KRG NYSE
Investor Update | 18

PORTOFINO SHOPPING CENTER (HOUSTON, TX): A CASE STUDY

PHASE I - COMPLETE

- Addition of two small shop buildings on new outparcels
- Total Cost: $5.1 million
- Projected ROI: 9.1%

3-Mile Demographics

- Population: 47,000
- Average Household Income: $121,000

PHASE II – IN PROCESS

- Demolition/expansion of existing vacant space to accommodate Nordstrom Rack and rightsize existing Old Navy store
- Shop relocation and façade renovations to better position existing space
- Total Cost: $6.5-$7.5 million
- % Total Cost Spent: 25%
- Projected ROI: 8.0%-8.5%


Houston, TX


rack

Tenant Lineup:

NORDSTROM rack · OLD NAVY · DXL MENS APPAREL · DSW DESIGNER SHOE WAREHOUSE® · Stein Mart · PETSMART · Sam's CLUB

© 2017 Kite Realty Group kiterealty.com
KITE KRG NYSE
Investor Update | 19

© 2017 Kite Realty Group kiterealty.com Investor Update | 20 FISHERS STATION (INDIANAPOLIS, IN): A CASE STUDY  Previously anchored by 57,639 square foot Marsh Supermarket  Successful negotiation of a new 123,000 square foot Kroger Marketplace drove the redevelopment of the center  Demolition of junior anchor and small shops to realign the center and make way for the new Kroger has commenced  Total Cost: $10.5-$11.5 million  % Total Cost Spent: 12%  Projected ROI: 9.5%-10.5% 3-Mile Demographics  Population: 58,000  Average Household Income: $104,000 SUMMARY AFTER BEFORE

INVESTMENT GRADE BALANCE SHEET

© 2017 Kite Realty Group kiterealty.com Investor Update | 22 RESILIENT BALANCE SHEET  Moody’s / S&P Ratings: Baa3 / BBB-  Debt Service Coverage: 3.5x  Net Debt / Adjusted EBITDA: 6.9x  Secured Debt / Undepreciated Total Assets: 16.7%  Unencumbered Assets / Total Assets: 65%  Weighted Average Debt Maturity: 6.2 Years 1.) Excludes annual principal payments and net premiums on fixed rate debt. ACTIONS TAKEN OVER THE LAST YEAR Issued an inaugural $300mm public offering of Senior Unsecured Notes Repaid $400mm Term Loan maturing in 2020 with new $200mm 5 year Term Loan and note proceeds Refinanced the $500mm Revolving Credit Agreement, extending the maturity 2 years, reducing interest rate and improving covenants Repaid $165mm in CMBS debt and repaid the Parkside Town Commons loan Refinanced the Delray Marketplace construction loan with a new 5 year loan Today, only $83mm debt maturing through 2020 (1) Cobblestone Plaza (FL)

© 2017 Kite Realty Group kiterealty.com Investor Update | 23 Note: Peer data sourced from publicly available information as of Q1’17 supplemental. EFFICIENT DEBT STRUCTURE RELATIVE TO PEERS DDR REG BRX RPAI ROIC RPT KRG WRI KIM WEIGHTED AVERAGE MATURITIES AND WEIGHTED AVERAGE INTEREST RATES 4.0% Weighted Average Debt Maturity Weighted Average Interest Rate 6.2 Years

© 2017 Kite Realty Group kiterealty.com Investor Update | 24 WELL-STAGGERED DEBT MATURITY PROFILE 38 45 170 215 215 11 83 200 200 95 80 75 300 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ Mortgage Debt Line of Credit Term Loan Private Placement Senior Unsecured Notes 1.) Chart excludes annual principal payments and net premiums on fixed rate debt. Only $83mm of debt maturing through 2020 SCHEDULE OF DEBT MATURITIES ($000s) (1)

© 2017 Kite Realty Group kiterealty.com Investor Update | 25 FORWARD-LOOKING STATEMENTS This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources; • financing risks, including the availability of, and costs associated with, sources of liquidity; • our ability to refinance, or extend the maturity dates of, our indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • our ability to maintain our status as a real estate investment trust for federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the impact of online retail and the perception that such retail has on the value of shopping center assets; • risks related to the geographical concentration of our properties in Florida, Indiana and Texas; • insurance costs and coverage; • risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. DISCLAIMER

© 2017 Kite Realty Group kiterealty.com Investor Update | 26 NON-GAAP FINANCIAL MEASURES Funds from Operations Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. ll Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided FFO adjusted for a severance charge in 2016. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Adjusted Funds from Operations Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO should not be considered an alternative to net earnings, as an indication of the company's performance or to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. Net Operating Income and Same Property Net Operating Income The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. Free Cash Flow Free Cash Flow is reflected on an annual basis and is defined as Funds From Operations (FFO) as adjusted, less capital expenditures, capitalized internal costs, tenant improvements, plus non-cash items, and after dividends paid.

© 2017 Kite Realty Group kiterealty.com Investor Update | 27 NON-GAAP FINANCIAL MEASURES Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA) We define EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, we have also provided Adjusted EBITDA, which we define as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is our share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, we believe that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, we have also provided Annualized Adjusted EBITDA, adjusted as described above. We believe this supplemental information provides a meaningful measure of our operating performance. We believe presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. Net Operating Income and Same Property Net Operating Income (Cont.) The Company also uses Same Property NOI, a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of our properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool 12 months after construction is substantially complete and the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended March 31, 2017, the Company excluded nine redevelopment properties from the same property pool that met these criteria and were owned in both comparable periods.

© 2017 Kite Realty Group kiterealty.com Investor Update | 28 APPENDIX – RECONCILIATION OF FFO TO NET INCOME 1.) “FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership. ($ in thousands, except per share data) Three Months Ended March 31, 2017 2016 Funds From Operations Consolidated net income $ 437 $ 1,975 Less: net income attributable to noncontrolling interests in properties (432) (461) Less: gain on sale of operating property (8,870) — Add: impairment charge 7,411 — Add: depreciation and amortization of consolidated entities, net of noncontrolling interests 45,366 42,052 FFO of the Operating Partnership1 43,912 43,566 Less: Limited Partners' interests in FFO (989) (981) FFO attributable to Kite Realty Group Trust common shareholders1 $ 42,923 $ 42,585 FFO, as defined by NAREIT, per share of the Operating Partnership - basic $ 0.51 $ 0.51 FFO, as defined by NAREIT, per share of the Operating Partnership - diluted $ 0.51 $ 0.51 FFO of the Operating Partnership1 $ 43,912 $ 43,566 Add: severance charge — 500 FFO, as adjusted, of the Operating Partnership $ 43,912 $ 44,066 FFO, as adjusted, per share of the Operating Partnership - basic $ 0.51 $ 0.52 FFO, as adjusted, per share of the Operating Partnership - diluted $ 0.51 $ 0.52 Weighted average common shares outstanding - basic 83,565,325 83,348,507 Weighted average common shares outstanding - diluted 83,643,608 83,490,979 Weighted average common shares and units outstanding - basic 85,529,910 85,271,012 Weighted average common shares and units outstanding - diluted 85,608,193 85,413,485 FFO, as defined by NAREIT, per diluted share Consolidated net income $ 0.01 $ 0.02 Less: net income attributable to noncontrolling interests in properties (0.01) (0.01) Less: gains on sales of operating properties (0.10) — Add: impairment charge 0.08 — Add: depreciation and amortization of consolidated entities, net of noncontrolling interests 0.53 0.50 FFO, as defined by NAREIT, of the Operating Partnership per diluted share1 $ 0.51 $ 0.51 Add: severance charge — 0.01 FFO, as adjusted, of the Operating Partnership per diluted share $ 0.51 $ 0.52

© 2017 Kite Realty Group kiterealty.com Investor Update | 29 APPENDIX – RECONCILIATION OF SAME PROPERTY NOI TO NET INCOME 1.) Same property analysis excludes operating properties in redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons). 2.) Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement during the period. 3.) Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. 4.) See pages 27 and 28 of the Q1 Supplemental for further detail of the properties included in the 3-R initiative. 5.) Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool. ($ in thousands) Three Months Ended March 31, 2017 2016 % Change Number of properties for the quarter1 105 105 Leased percentage 95.1% 95.5 % Economic Occupancy percentage2 93.9% 93.3 % Minimum rent $ 58,781 $ 57,358 Tenant recoveries 16,826 16,410 Other income 285 142 75,892 73,910 Property operating expenses (9,754) (9,367) Real estate taxes (10,043) (10,128) (19,797) (19,495) Net operating income - same properties3 $ 56,095 $ 54,415 3.1% Net operating income - same properties excluding the impact of the 3-R initiative4 4.0% Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure: Net operating income - same properties $ 56,095 $ 54,415 Net operating income - non-same activity5 10,734 10,808 Other expense, net (106) (392) General, administrative and other (5,470) (5,291) Impairment charge (7,411) — Depreciation expense (45,830) (42,240) Interest expense (16,445) (15,325) Gain on sale of operating property 8,870 — Net income attributable to noncontrolling interests (432) (573) Net income attributable to common shareholders $ 5 $ 1,402

© 2017 Kite Realty Group kiterealty.com Investor Update | 30 APPENDIX – RECONCILIATION OF EBITDA / ADJUSTED EBITDA TO NET INCOME 1.) Relates to current quarter GAAP operating income for Cove Center operating property that was sold during the quarter. 2.) Represents Adjusted EBITDA for the three months ended March 31, 2017 (as shown in the table above) multiplied by four. 3.) Partner share of consolidated joint venture debt is calculated based upon the partner's pro-rata ownership of the joint venture, multiplied by the related secured debt balance. In all cases, this debt is the responsibility of the consolidated joint venture. ($ in thousands) Three Months Ended March 31, 2017 Consolidated net income $ 437 Adjustments to net income Depreciation and amortization 45,830 Interest expense 16,445 Income tax benefit of taxable REIT subsidiary (33) Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) 62,679 Adjustments to EBITDA: Unconsolidated EBITDA 34 Gain on sale of operating property (8,870) Impairment charge 7,411 Pro-forma adjustment1 (308) Other income and expense, net 139 Noncontrolling interest (432) Adjusted EBITDA 60,653 Annualized Adjusted EBITDA2 $ 242,612 Company share of net debt: Mortgage and other indebtedness 1,726,873 Less: Partner share of consolidated joint venture debt3 (13,373) Less: Cash, cash equivalents, and restricted cash (32,250) Less: Net debt premiums and issuance costs, net 910 Company Share of Net Debt 1,682,160 Net Debt to Adjusted EBITDA 6.9x